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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in Scientific-Atlanta, Inc.'s Form S-8 Registration Statement of our report dated August 4, 1998, appearing on page 11 of Scientific-Atlanta, Inc.'s Form 10-K for the year ended June 26, 1998.



/S/ ARTHUR ANDERSEN LLP

Atlanta, Georgia
November 17, 1998